UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 24, 2018 (August 8, 2018)
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Four Corners Property Trust, Inc. (the "Company") previously filed a Current Report on Form 8-K on August 8, 2018 and a Current Report on Form 8-K/A on October 1, 2018 (collectively, the "Original Filings"), reporting the Company's acquisition of 48 Chili's properties from Brinker International, Inc. The Company is filing this Form 8-K/A, Amendment No. 2 to provide additional pro forma financial information required by Item 9.01(b). This Form 8-K/A should be read in conjunction with the Original Filings.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements for the Company are set forth in Exhibit 99.1, which is incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2018

Unaudited Pro Forma Consolidated Statements of Income of the Company for the year ended December 31, 2017 and the six months ended June 30, 2018

Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Unaudited Pro Consolidated Forma Financial Statements of Four Corners Property Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat General Counsel and Secretary
Date: October 24, 2018
EXHIBIT LIST

Exhibit No.	Exhibit Description

99.1	Unaudited Pro Forma Consolidated Financial Statements of Four Corners Property Trust, Inc.